







BLACKWATER MIDSTREAM CORP.

NASDAQ OTC BB Symbol: BWMS

BLACKWATER
MIDSTREAM CORP.

- Meeting Agenda:
  - Management Team
  - **Past performance *IS* an indicator of future results.**
  - Business Strategy
    - Buy low – not cash flow
  - Westwego Terminal
    - Past, present, and future
      - Financials
  - Brunswick Terminal
    - Past, present, and future
      - Financials
  - Future Acquisitions
    - Salisbury, MD
    - Indianapolis, IN

BLACKWATER
MIDSTREAM CORP.

- ## Blackwater Midstream Management

  The management team of Blackwater Midstream has vast experience in developing and expanding independent liquid terminal facilities with a proven track record in building relationships with major petroleum refiners and chemical manufacturers; thereby, securing long term contractual commitments for terminal services.

- The Management team includes:
  - **Michael Suder–Chief Executive Officer of Blackwater Midstream**
    - Former President/COO of Delta Terminal Services, Harvey, Louisiana.
    - Part of investment group with Citicorp Venture Capital that purchased the terminal in January 1995 for $20 million.
    - Responsible for growing the facility from 1.5 million barrels to over 3 million barrels in less than five years.
    - EBITDA grew from $4.5 million to $17 million from 1995 to 2000.
    - Sold to Kinder Morgan Energy Partners in December 2000 for $118 million.
    - Assumed the role of General Manager for Kinder Morgan's lower Mississippi River region from 2001 until 2005.
    - From September 2005 to June 2007, held the position of Director of New Business Development for LBC Tank Terminals, a One Equity Partners portfolio company.
    - Oversaw the growth at their Baton Rouge facility where capacity increased by over 1 million barrels.
    - LBC was sold to Challenger Financial Services in June of 2007 for $585 million Euros.

- **Dale Chatagnier–Chief Operations Officer of Blackwater Midstream**
  - Duties include responsibility for all operational, engineering, and construction aspects of Blackwater Midstream's facilities.
  - Consultant for North American Terminal Services, serving as Vice President of Engineering and Operations.
  - Director of Operations and Engineering for Kinder Morgan Liquid Terminal's 3-million barrel chemical storage facility in New Orleans, LA.
  - Vice President of Facility Development and Engineering with Westway Terminal Company.

- **Frank Marrocco – Chief Commercial Officer of Blackwater Midstream**
  - Chief Commercial Officer in charge of Business Development and Acquisitions.
  - Over twenty years of senior management experience in the liquids terminal industry.
  - Most recently held the role of Regional Vice President for Kinder Morgan's Northeast Terminals.
  - Managed over 15 million barrels of petroleum and chemical capacity in the New York/New Jersey Harbor and Philadelphia market with over $80 million in annual gross revenues.
  - Oversaw the expansion of over 5.5 million barrels of clean petroleum product capacity, including the Kinder Morgan acquisition of ExxonMobil's Staten Island Terminal in 2005.
  - Extensive experience in the New Orleans market from his role as the Vice President-General Manager of Delta Terminal Services in Harvey, LA while leading the commercial efforts which allowed the expansion of the facility's capacity by over 1.5 million barrels.
  - Added numerous Fortune 500 chemical companies to Delta Terminal's portfolio of customers including, Dow Chemical, Shell Chemical, Occidental Chemical, and Monsanto.

BLACKWATER
MIDSTREAM CORP.

- Business Strategy
  - Identify under utilized, under valued terminal assets with expansion possibilities.
  - BWMS does not employ the MLP model of buying cash flow.
  - Leverage vast network of petroleum and chemical industry relationships to bring growth opportunities to existing and newly acquired facilities.
  - Maximize expansion within our fence lines as the most cost efficient growth.
  - Finance acquisitions and internal growth through strong relationships with senior debt lender.
  - Increase shareholder value and liquidity by continuously promoting BWMS shares to a targeted audience.

BLACKWATER
NEW ORLEANS, LLC.

Westwego, LA Terminal

- **In December, 2008 Blackwater New Orleans, LLC (BWNO), a wholly-owned subsidiary of Blackwater Midstream Corp. acquired a bulk liquid terminal facility in Westwego, Louisiana in the Port of New Orleans from NuStar Terminals Operations Partnership, LP for $4.8 million with 50% of senior debt from JPM Chase in New Orleans and 50% from private equity investors.**
- **Total capacity of the site was 752,000 barrels with tanks ranging in size from 5,000 barrels to 100,000 barrels.**
- **Marine access to the site was limited to barges with a draft of 22' or less**
- **At the time of the acquisition, the Westwego facility was generating $2.3 million of gross revenue.**
- **The facility utilization rate was less than 40%.**

BLACKWATER
NEW ORLEANS, LLC.

Westwego, LA Terminal

- In 2009, BWNO secured new customers and raised the gross revenues to $4.0 million with an EBITDA of $300,000 (after corporate overhead).
- The facility utilization rate grew to over 70%.
- A new five year contract with a major midstream customer was finalized in October 2009 and construction began on a phase I expansion project that included three new 50,000 barrel tanks and a new ship dock.
- Total gross revenues from the new agreement will add $7.8 million over the five year contract term.
- Total project cost for the new tanks and ship dock was $5.2 million.
- Financing for the expansion project was funded through 50% of additional senior debt from JPM Chase and 50% through a convertible debt note from existing investors.
- New tanks were placed in service in early 2010 & terminal capacity was increased to 902,000 barrels.
- Ship dock construction was completed in June 2010.



BLACKWATER
NEW ORLEANS, LLC.

Westwego, LA Terminal

- **BWNO has secured additional long term business under a three year contract agreement that will begin in August 2010 for 65,000 barrels of existing tank capacity bringing the facility utilization rate to 85%.**
- **This new agreement will add a total of $2.7 million of gross revenue over the contract term. Total capital cost for the project is only $500,000.**
- **A phase II expansion of the Westwego site is underway. Agreement has been reached with a major international petroleum company for the construction of an additional 400,000 barrels of storage under a three year contract agreement that will commence by the beginning of 2011.**
- **The expansion will contribute total gross revenues of $7.8 million over the contract term.**
- **Total construction costs for the phase II expansion is 5.5 million.**


T-5291

BLACKWATER
NEW ORLEANS, LLC.

Westwego, LA Terminal Appraisal

ACTIVITY	BARRELS	INVESTMENT	APPRAISED VALUE
Dec 2008: Purchased Terminal	752,000	$4,800,000	$6,600,000
	$ / Barrel	$6.38	$8.78
Recent Capital Improvements	600,000	$12,000,000	
Jan 2011: Combined Value	1,352,000	$16,800,000	$37,750,000
	$ / Barrel	$12.47	$27.92

BLACKWATER
NEW ORLEANS, LLC.

WESTWEGO, LA TERMINAL



CAPACITY in BARRELS & Revenue in $
MONTHLY UTILIZATION %
1,400,000
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1,000,000
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100,000
0
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STORAGE CONTRACTED
TERMINAL CAPACITY
MONTHLY STORAGE REVENUE
UTILIZATION %
2 per. Mov. Avg. (STORAGE CONTRACTED)

BLACKWATER
NEW ORLEANS, LLC.

Pro-forma Financials Blackwater New Orleans
Westwego, LA Terminal

	FYE 2011	FYE 2012	FYE 2013
Revenue:	$ 6,900,000	$ 9,100,000	$ 9,400,000
OpEx:	$ 1,900,000	$ 2,100,000	$ 2,200,000
Corp. OH	$ 1,600,000	$ 1,400,000	$ 1,500,000
EBITDA:	$ 3,400,000	$ 5,600,000	$ 5,700,000
Bank Debt Service (principle + interest)	$ 1,343,000	$ 2,463,000	$ 2,400,000
Convertible Debt Interest	$ 300,000	$ 300,000	$ 300,000

BLACKWATER
GEORGIA, LLC.

BRUNSWICK, GA TERMINAL

- Blackwater Georgia, LLC, a wholly-owned subsidiary of Blackwater Midstream Corp., acquired a liquid terminal facility in Brunswick, GA from NuStar Terminals Operations Partnership, LP as of July 15, 2010.
- Acquisition Price: $1,800,000.
- First storage lease signed with a liquid fertilizer customer for 80,000 barrels of capacity effective August 1, 2010 with annual gross revenues of $500,000 per year.
- The facility is strategically located between the Port of Jacksonville, Florida and the Port of Savannah, Georgia.
- Terminal Data:
  - Total Capacity: 161,000 barrels.
  - Ship and barge access through Port Authority dock with 30' draft on the Brunswick River with access to the Atlantic Ocean.
  - Two bay covered truck loading rack.
  - Rail access via the Norfolk Southern and CSX Railroad.
  - Land available to construct an additional 150,000 barrels.
- Potential Products to be handled:
  - Fertilizer
  - Clean petroleum – gasoline & distillates
  - Vegetable oil
  - Ethanol
  - Caustic soda



BLACKWATER
GEORGIA, LLC.

Pro-forma Financials Blackwater Georgia Brunswick, GA Terminal

	FYE 2011	FYE 2012	FYE 2013
Revenue:	$ 544,000	$ 1,030,000	$ 1,950,000
OpEx:	$ 200,000	$ 250,000	$ 325,000
EBITDA:	$ 344,000	$ 780,000	$ 1,625,000
Convertible Debt Interest	$ 175,000	$ 175,000	$ 175,000

BLACKWATER
MIDSTREAM CORP.

Consolidated Pro-forma Financials
Westwego, LA and Brunswick, GA Terminals

	FYE 2011	FYE 2012	FYE 2013
Revenue:	$ 7,444,000	$ 10,130,000	$ 11,350,000
OpEx:	$ 2,100,000	$ 2,350,000	$ 2,525,000
Corp. OH	$ 1,600,000	$ 1,400,000	$ 1,500,000
EBITDA:	$ 3,744,000	$ 6,380,000	$ 7,325,000
Bank Debt Service (Principle + Interest)	$ 1,343,000	$ 2,463,000	$ 2,400,000
Convertible Debt Interest	$ 475,000	$ 475,000	$ 475,000

BLACKWATER
MIDSTREAM CORP.

- Potential Future Acquisitions:
  - Indianapolis, Indiana
    - 18 tanks.
    - Capacity: 410,000 barrels.
    - Products: Ethanol, gasoline, ultra low sulfur diesel, jet fuel.
    - Mode of Receipt: Pipeline (Buckeye, Teppco, Marathon).
    - Mode of Delivery: Tank truck, two automated loading racks with 4 bays each.
    - Other Facilities and Services: Vapor combustor, additive capabilities at the rack, sequential blending available, Ethanol blending available.
  - Salisbury, Maryland
    - 14 tanks.
    - Capacity: 177,000 barrels.
    - Products: #2 Fuel oil, ultra low sulfur diesel and gasoline
    - Mode of Receipt: Barge
    - Dock Data: Draft 14 ft MLW, LOA 300 ft, Beam 60 ft.
    - Mode of Delivery: Tank truck, three bay automated loading rack with vapor combustor.
    - Other Facilities and Services: Gasoline additive and red dye injection